PGIM INVESTMENTS | Bringing you the investment managers of Prudential Financial, Inc.
PGIM Short-Term Corporate Bond Fund

A: PBSMX	B: PSMBX	C: PIFCX	R: JDTRX	Z: PIFZX	R2: PIFEX	R4: PIFGX	R6: PSTQX
SUMMARY PROSPECTUS  |  February 27, 2020
Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can ﬁnd the Fund's Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Fund online at www.pgiminvestments.com/prospectus. You can also get this information at no cost by calling 1-800-225-1852 or by sending an e-mail to: prospectus@pgim.com. The Fund's Prospectus and SAI, both dated February 27, 2020, as supplemented and amended from time to time, and the Fund's Annual Report, dated December 31, 2019, are all incorporated by reference into (legally made a part of) this Summary Prospectus.
IMPORTANT INFORMATION
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an e-mail request to PGIM Investments at shareholderreports@pgim.com.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.
INVESTMENT OBJECTIVE
The investment objective of the Fund is high current income consistent with the preservation of principal.
FUND FEES AND EXPENSES
The tables below describe the sales charges, fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay commissions to a broker for transactions in Class Z shares, which are not reflected in the table or the example below. You may qualify for sales charge discounts if you and an eligible group of related investors purchase, or agree to purchase in the future, $100,000 or more in shares of the Fund or other funds in the PGIM Funds family. More information about these discounts as well as other waivers or discounts is available from your financial professional and is explained in Reducing or Waiving Class A's and Class C’s Sales Charges on page 28 of the Fund's Prospectus, Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries on page 55 of the Fund's Prospectus and in Rights of Accumulation on page 60 of the Fund's Statement of Additional Information (SAI).
Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class R	Class Z	Class R2	Class R4	Class R6
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	2.25%	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00%	3.00%	1.00%	None	None	None	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None	None	None	None	None
Redemption fee	None	None	None	None	None	None	None	None
Exchange fee	None	None	None	None	None	None	None	None
To enroll in e-delivery, go to pgiminvestments.com/edelivery
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Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class R	Class Z	Class R2	Class R4	Class R6
Maximum account fee (accounts under $10,000)	$15	$15	$15	None	None*	None	None	None
*Direct Transfer Agent Accounts holding under $10,000 of Class Z shares are subject to the $15 fee.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class R	Class Z	Class R2	Class R4	Class R6
Management fees(1)	0.38%	0.38%	0.38%	0.38%	0.38%	0.38%	0.38%	0.38%
Distribution or distribution and service (12b-1) fees	0.25%	1.00%	1.00%	0.75%	None	0.25%	None	None
Other expenses:	0.15%	1.39%	0.09%	0.22%	0.13%	21.76%	3.60%	0.02%
Shareholder service fee	0.00%	0.00%	0.00%	0.00%	0.00%	0.10%(2)	0.10%(2)	0.00%
Remainder of other expenses	0.15%	1.39%	0.09%	0.22%	0.13%	21.66%	3.50%	0.02%
Total annual Fund operating expenses	0.78%	2.77%	1.47%	1.35%	0.51%	22.39%	3.98%	0.40%
Fee waiver and/or expense reimbursement(1)	(0.02)%	(1.31)%	(0.02)%	(0.27)%	(0.04)%	(21.51)%	(3.35)%	(0.02)%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement(3,4)	0.76%	1.46%	1.45%	1.08%	0.47%	0.88%	0.63%	0.38%
(1) Expense information in the table has been restated to reflect current fees.
(2) “Shareholder service fee” reflects maximum allowable fees under a shareholder services plan.
(3) PGIM Investments LLC (PGIM Investments) has contractually agreed, through April 30, 2021, to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 1.46% of average daily net assets for Class B shares, 0.47% of average daily net assets for Class Z shares, 0.88% of average daily net assets for Class R2 shares, 0.63% of average daily net assets for Class R4 shares, and 0.38% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, PGIM Investments agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, Total Annual Fund Operating Expenses for Class R6 shares will not exceed Total Annual Fund Operating Expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by PGIM Investments may be recouped by PGIM Investments within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This waiver may not be terminated prior to April 30, 2021 without the prior approval of the Fund’s Board of Directors.
(4) The distributor of the Fund has contractually agreed through April 30, 2021 to reduce its distribution and service (12b-1) fees to 0.50% of the average daily net assets of Class R shares. This waiver may not be terminated prior to April 30, 2021 without the prior approval of the Fund's Board of Directors.
Example. The following hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year, that the Fund's operating expenses remain the same (except that fee waivers or reimbursements, if any, are only reflected in the 1-Year figures) and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.
	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$301	$467	$647	$1,167	$301	$467	$647	$1,167
Class B	$449	$835	$1,348	$1,838	$149	$735	$1,348	$1,838
Class C	$248	$463	$801	$1,756	$148	$463	$801	$1,756
Class R	$110	$401	$714	$1,600	$110	$401	$714	$1,600
Class Z	$48	$160	$281	$637	$48	$160	$281	$637
Class R2	$90	$3,977	$6,629	$10,137	$90	$3,977	$6,629	$10,137
Class R4	$64	$904	$1,760	$3,979	$64	$904	$1,760	$3,979
Class R6	$39	$126	$222	$503	$39	$126	$222	$503
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the Fund's most recent fiscal year, the Fund's portfolio turnover rate was 60% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Fund invests, under normal circumstances, at least 80% of its investable assets in bonds of corporations with varying maturities. For purposes of this policy, bonds include all fixed income securities, other than preferred stock, and corporations include all private issuers. The effective duration of the Fund's portfolio is generally less than three years. The term “investable assets” refers to the Fund's net assets plus any borrowings for investment purposes. The Fund's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions.

The Fund may invest in mortgage-related securities and asset-backed securities. Up to 35% of the Fund's investable assets may be invested in dollar-denominated obligations issued in the US by foreign corporations and governments (Yankee obligations). The subadviser may also invest up to 20% of the Fund's investable assets in debt obligations issued by the US Government and government-related entities.
Some (but not all) of the US Government securities and mortgage-related securities in which the Fund may invest are backed by the full faith and credit of the US Government, which means that payment of interest and principal is guaranteed, but yield and market value are not. These securities include, but are not limited to, direct obligations issued by the US Treasury, and obligations of certain entities that may be chartered or sponsored by Acts of Congress, such as the Government National Mortgage Association (GNMA or “Ginnie Mae”). Securities issued by other government entities that may be chartered or sponsored by Acts of Congress, in which the Fund may invest, are not backed by the full faith and credit of the United States and must rely on their own resources to repay the debt. These securities include, but are not limited to, obligations of the Federal Home Loan Mortgage Corporation (FHLMC or “Freddie Mac”), the Federal National Mortgage Association (FNMA or “Fannie Mae”) and the Student Loan Marketing Association (SLMA or “Sallie Mae”), each of which has the right to borrow from the US Treasury to meet its obligations.
The subadviser may invest up to 20% of the Fund's investable assets in speculative, below investment-grade debt obligations (rated BB or lower by S&P Global Ratings (S&P), Ba or lower by Moody's Investors Service, Inc. (Moody’s) or the equivalent by another major rating service), which are also known as high-yield debt securities or junk bonds. The Fund may also invest in unrated debt obligations that it determines are of comparable quality to the rated debt obligations that are permissible investments. In the event that a security receives different ratings from different nationally recognized statistical rating organizations (NRSROs), the Fund will treat the security as being rated in the highest rating category received from an NRSRO.
The Fund buys and sells securities to take advantage of investment opportunities based on the subadviser's fundamental credit research, as well as analysis of market conditions, interest rates and general economic factors.
In managing the Fund’s assets, the subadviser uses a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, the subadviser develops views on economic, policy and market trends. In its bottom-up research, the subadviser develops an internal rating and outlook on issuers. The rating and outlook is determined based on a thorough review of the financial health and trends of the issuer. The subadviser may also consider investment factors such as expected total return, yield, spread and potential for price appreciation as well as credit quality, maturity and risk. The Fund may invest in a security based upon the expected total return rather than the yield of such security.
Principal Risks
All investments have risks to some degree. An investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your investment. The order of the below risk factors does not indicate the significance of any particular risk factor.
Bond Obligations Risk. As with credit risk, market risk and interest rate risk, the Fund's holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may lose income.
Credit Risk. This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Foreign Securities Risk. The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. The securities of such issuers may trade in markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.
Interest Rate Risk. The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund's holdings may fall sharply. This is referred to as “extension risk.” The Fund may face a heightened level of interest rate risk as a result of the US Federal Reserve Board’s rate-setting policies. The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.
Junk Bonds Risk. High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market's psychology.
Management Risk. The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.
Market Risk. Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.
Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed and asset-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed securities in lower-yielding investments.
US Government and Agency Securities Risk. US Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all US Government securities are insured or guaranteed by the full faith and credit of the US Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Connecticut Avenue Securities issued by Fannie Mae and Structured Agency Credit Risk issued by Freddie Mac carry no guarantee whatsoever and the risk of default associated with these securities would be borne by the Fund. The maximum potential liability of the issuers of some US Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the US Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. In addition, the value of US Government securities may be affected by changes in the credit rating of the US Government.
Performance. The following bar chart shows the Fund's performance for Class Z shares for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The following table shows the Fund's average annual returns and also compares the Fund’s performance with the average annual total returns of an index or other benchmark. The bar chart and table demonstrate the risk of investing in the Fund by showing how returns can change from year to year.
Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future. Updated Fund performance information is available online at www.pgiminvestments.com.

Best Quarter:		Worst Quarter:
2.65%	3rd Quarter 2010	-1.22%	2nd Quarter 2013

Average Annual Total Returns % (including sales charges) (as of 12-31-19)
Return Before Taxes	One Year	Five Years	Ten Years	Since Inception
Class A shares	4.07%	1.92%	2.46%	-
Class B shares	1.43%	1.30%	1.77%	-
Class C shares	4.63%	1.64%	1.95%	-
Class R shares	6.03%	2.10%	2.42%	-
Class R2 shares	6.32%	N/A	N/A	3.22% (12-27-17)

Average Annual Total Returns % (including sales charges) (as of 12-31-19)
Return Before Taxes	One Year	Five Years	Ten Years	Since Inception
Class R4 shares	6.49%	N/A	N/A	3.49% (12-27-17)
Class R6 shares	6.76%	2.74%	N/A	2.58% (3-02-12)

Class Z Shares % (as of 12-31-19)
Return Before Taxes	6.75%	2.65%	2.97%	-
Return After Taxes on Distributions	5.50%	1.46%	1.68%	-
Return After Taxes on Distributions and Sale of Fund Shares	3.98%	1.49%	1.73%	-
°After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class Z shares. After-tax returns for other classes will vary due to differing sales charges and expenses.
Index % (reflects no deduction for sales charges, expenses or taxes) (as of 12-31-19)
Bloomberg Barclays 1-5 Year US Credit Index	6.58%	2.71%	3.07%	-
MANAGEMENT OF THE FUND
Investment Manager	Subadvisers	Portfolio Managers	Title	Service Date
PGIM Investments LLC	PGIM Fixed Income PGIM Limited	Steven A. Kellner, CFA	Managing Director	August 1999
		David Del Vecchio	Principal	December 2012
		Matthew Csontos	Associate & Portfolio Manager	April 2019
BUYING AND SELLING FUND SHARES
	Class A**	Class C**	Class R**	Class Z**	Class R2	Class R4	Class R6
Minimum initial investment*	$1,000	$1,000	None	None	None	None	None
Minimum subsequent investment*	$100	$100	None	None	None	None	None
* Class B shares are closed to new purchases except for exchanges from Class B shares of another fund. Please see “How to Buy, Sell and Exchange Fund Shares—Closure of Class B Shares” in the Prospectus for more information. Effective on or about the close of business on June 26, 2020, all of the issued and outstanding Class B shares of the Fund will be converted into Class A shares of the Fund. Please see “Class B Shares Automatically Convert to Class A Shares in How to Buy, Sell and Exchange Fund Shares” in the Prospectus for more information.
** Certain share classes were generally closed to investments by new group retirement plans effective June 1, 2018. Please see “How to Buy, Sell and Exchange Fund Shares—Closure of Certain Share Classes to New Group Retirement Plans” in the Prospectus for more information.
For Class A and Class C shares, the minimum initial and subsequent investment for Automatic Investment Plan purchases is $50. Class R, Class R2, Class R4 and Class R6 shares are generally not available for purchase by individuals. Class Z shares may be purchased by certain individuals, subject to certain requirements. Please see “How to Buy, Sell and Exchange Fund Shares—How to Buy Shares—Qualifying for Class R Shares,” “—Qualifying for Class Z Shares,” “—Qualifying for Class R2 and Class R4 Shares,” and “—Qualifying for Class R6 Shares” in the Prospectus for purchase eligibility requirements.
Your financial intermediary may impose different investment minimums. You can purchase or redeem shares on any business day that the Fund is open through the Fund's transfer agent or through servicing agents, including brokers, dealers and other financial intermediaries appointed by the distributor to receive purchase and redemption orders. Current shareholders may also purchase or redeem shares through the Fund's website or by calling (800) 225-1852.
TAX INFORMATION
Dividends, Capital Gains and Taxes. The Fund's dividends and distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO FINANCIAL INTERMEDIaries
If you purchase Fund shares through a financial intermediary such as a broker-dealer, bank, retirement recordkeeper or other financial services firm, the Fund or its affiliates may pay the financial intermediary for the sale of Fund shares and/or for services to shareholders. This may create a conflict of interest by influencing the financial intermediary or its representatives to recommend the Fund over another investment. Ask your financial intermediary or representative or visit your financial intermediary’s website for more information.

Notes

Notes

By Mail:	Prudential Mutual Fund Services LLC, PO Box 9658, Providence, RI 02940
By Telephone:	800-225-1852 or 973-367-3529 (outside the US)
On the Internet:	www.pgiminvestments.com
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